EXHIBIT 99.1
Comtech Announces Leadership Updates

Appoints John Ratigan, Satellite Technology Veteran with Extensive Knowledge of Comtech’s Business Operations, as President and Chief Executive Officer

Appoints Kenneth H. Traub to Board of Directors, Adding Deep Experience and Expertise in Corporate Governance, Turnarounds and Strategic Transformations

CHANDLER, Ariz. – October 30, 2024 – Comtech (NASDAQ: CMTL) (the “Company”), a global technology leader, today announced that its Board of Directors has appointed John Ratigan as President, Chief Executive Officer and a member of the Board, effective October 28, 2024. Mr. Ratigan has been serving as Comtech’s interim CEO since March 2024. In addition, the Comtech Board appointed Kenneth (Ken) H. Traub as an independent director to the Board, effective October 31, 2024.

Chief Executive Officer Appointment

Mr. Ratigan is an accomplished executive with over three decades of senior leadership experience and expertise in the global satellite technology sector. He joined Comtech in November 2023 as the Company’s first Chief Corporate Development Officer. Mr. Ratigan was previously CEO and President of iDirect Government, LLC, a provider of satellite communications solutions to the U.S. Government, and ran East Coast operations for Fairchild Data Corporation and EF Data Corp., in both instances overseeing substantial growth and value creation.

“Over the past several months, John has been an important voice in charting Comtech’s strategy to transform into a pure-play satellite and space communications company,” said Mark Quinlan, Chair of the Comtech Board. “Under his leadership, the Company has initiated several programs designed to improve operations, including an intensive review of Comtech’s Space & Satellite Communications product portfolio to identify the most strategic and high-margin revenue opportunities. The Board is confident that John is the right leader to oversee the execution of our new strategy as we work diligently to unlock value for shareholders.”

Mr. Ratigan's appointment as CEO follows a comprehensive process conducted by a leading executive search firm.

Mr. Ratigan said, “I am honored to serve as CEO during this important time for Comtech. When I stepped into the interim role in March, I did so with great conviction in the possibilities ahead. I saw then – and still see – great technology, great people and a tremendous opportunity. Comtech has market-leading products, a strong customer base and a compelling path to drive profitable growth in our large and growing end markets. We are acting with urgency to build a stronger, more competitive company focused on providing best-in-class satellite and space communications solutions.”

New Independent Board Director

Mr. Traub brings deep experience as a CEO, independent director, active investor and consultant to numerous companies at times of critical business transition and transformation, with a successful track record of driving strategic, operational, financial and governance improvements to protect and enhance shareholder value.

“I am thrilled to be joining the Comtech Board of Directors at this critically important time for the Company,” said Mr. Traub. “I look forward to working with the Comtech Board of Directors and management team to address current challenges and capitalize on the significant opportunities available to the Company.”

Mr. Quinlan added, “Ken is widely regarded as an expert in overseeing business transformations and has a long history of successfully guiding companies through strategic transitions that benefit shareholders. On behalf of the full Board, we welcome Ken as our newest independent director and look forward to working closely with him as we position Comtech for the future.”

About John Ratigan

Mr. Ratigan has more than 30 years of leadership experience in satellite and space communications. He has served as Comtech’s interim CEO since March 2024 after joining the Company in November 2023 as Chief Corporate Development Officer. He previously served as CEO and President of iDirect Government, LLC and as an Executive Committee Member of ST Engineering iDirect, Inc. During his tenure, he grew iDirect Government to over $100 million in annual revenue and spearheaded the acquisition of GlowLink Communications Technologies, Inc. and its unique interference mitigation technology (CSIR), which helped the company become the largest provider of Time Division Multiple Access (TDMA) SATCOM capabilities.

Earlier in his career, Mr. Ratigan ran East Coast operations for Fairchild Data Corporation and EF Data Corp., which is now a part of Comtech. During his time at EF Data, he was instrumental in helping the company grow from $20 million to $120 million in revenue in under eight years. Prior to that, Mr. Ratigan held the position of Senior Vice President of North and South American sales for the start-up BroadLogic Network Technologies, Inc. He began his career in the United States Senate working for Senator Bill Armstrong (R-Colorado) and held multiple sales positions with the Xerox Corporation as a member of the legal sales team.

Mr. Ratigan holds a Bachelor of Science in Marketing from the University of Maryland.

About Kenneth Traub

Mr. Traub has over 30 years of experience as a CEO, chairman, director, investor and consultant in public companies, with a successful track record of driving strategic, financial, operational and governance improvements to enhance shareholder value. He has served as the Managing Partner of Delta Value Advisors, a strategic consulting and investment advisory firm specializing in corporate governance and turnarounds, since 2019. He was previously Managing Partner of Raging Capital, a registered investment firm, and served as President and CEO of Ethos Management LLC, a private investment and consulting firm. Mr. Traub served as President and Chief Executive Officer of American Bank Note Holographics, Inc., a leading global supplier of optical security devices for the protection of documents and products against counterfeiting from 1999 through 2008. In 1994, he co-founded Voxware, Inc., a pioneer in voice over Internet protocol communication technologies, and served as its Executive Vice President and Chief Financial Officer through 1998.

Mr. Traub currently serves as an independent director on the boards of Tidewater, Inc., the leading global operator of offshore vessels for the energy industry, and Edgio, Inc., a software company providing digital content delivery networks and applications. Mr. Traub previously served as an independent director on the boards of numerous public companies, including DSP Group, Inc., a manufacturer of multimedia chipsets for converged communications (acquired by Synaptics Incorporated); MRV Communications, Inc., a telecommunications company (acquired by ADVA Optical Networking SE); Vitesse Semiconductor, Inc., a fabless semiconductor developer (acquired by Microsemi Corporation); Xyratex Ltd, a data storage company (acquired by Seagate Technology plc); MIPS Technologies, Inc., a semiconductor technology company (acquired by Imagination Technologies Group plc and Allied Security Trust); Intermolecular, Inc., a semiconductor materials supplier (acquired by Merck KGaA); and Phoenix Technologies, Inc., a leading supplier of firmware for computers (acquired by Marlin Equity Partners), among others.

Mr. Traub received the NACD Directorship Certification, which is awarded to directors who meet the highest standards of corporate governance according to the National Association of Corporate Directors. Mr. Traub received a Bachelor of Arts from Emory College in 1983 and an MBA from Harvard Business School in 1988.

About Comtech

Comtech Telecommunications Corp. is a leading global technology company providing satellite and space communications technologies, terrestrial and wireless network solutions, NG911 emergency services, and cloud native capabilities to commercial and government customers around the world. Our unique culture of innovation and employee empowerment unleashes a relentless passion for customer success. With multiple facilities located in technology corridors throughout the United States and around the world, Comtech leverages its global presence, technology leadership, and decades of experience to create the world’s most innovative communications solutions. For more information, please visit www.comtech.com.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this press release contains forward-looking statements. Forward-looking statements can be identified by words such as: "expect," "future," "goal," "intend," "likely," "may," "plan," "potential," "seek," "should," "strategy," "will," "would," and similar references to future periods. Forward-looking statements include, among others, statements regarding our expectations for our operational initiatives, future performance and financial condition, the plans and objectives of our management and our assumptions regarding such future performance, financial condition, and plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under our control which may cause our actual results, future performance and financial condition to be materially different from the results, performance or other expectations implied by these forward-looking statements. Factors that could cause actual results to differ materially from current expectations include, among other things: the outcome and effectiveness of initiatives referenced in this press release; our ability to access capital and liquidity so that we are able to continue as a going concern; our ability to implement changes in our executive leadership; the possibility that the expected synergies and benefits from our strategic activities will not be fully realized, or will not be realized within the anticipated time periods; the risk that acquired businesses will not be integrated successfully; impacts from and uncertainties regarding future actions that may be taken by Michael Porcelain and stockholders affiliated with him in furtherance of their nominations of director candidates for election at the Company’s Fiscal 2024 Annual Meeting of Stockholders; and other factors described in our other filings with the Securities and Exchange Commission ("SEC"). We urge you to consider all of the risks, uncertainties and factors identified above or discussed in such reports carefully in evaluating the forward-looking statements. The risks described above are not the only risks that we face. Additional risks and uncertainties, not currently known to us or that do not currently appear to be material, may also materially adversely affect our business, financial condition and/or operating results in the future. We do not intend to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.

Important Additional Information and Where to Find It

The Company intends to file a proxy statement on Schedule 14A, an accompanying white proxy card, and other documents with the SEC in connection with its solicitation of proxies from the Company’s stockholders for the Company’s Fiscal 2024 Annual Meeting of Stockholders. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD, AND ALL OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying white proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “Governance” link in the “Investors” section of the Company’s website, https://comtech.com/investors/, or by contacting investors@comtech.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Participants in the Solicitation

The Company, its directors, certain of its officers, and other employees may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Company’s Fiscal 2024 Annual Meeting of Stockholders.

Information about the names of the Company’s directors and officers, their respective interests in the Company by security holdings or otherwise, and their respective compensation is set forth in the sections entitled “Stockholders, Directors and Executive Officers,” “Director Compensation,” and “Executive Compensation” of the Company’s Proxy Statement on Schedule 14A in connection with the Fiscal 2023 Annual Meeting of Stockholders, filed with the SEC on November 16, 2023 (available here). To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which can be found at no charge at the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A for the Fiscal 2024 Annual Meeting of Stockholders and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

Investor Relations Contact
Maria Ceriello
631-962-7102
investors@comtech.com

Media Contacts
Jamie Clegg
480-532-2523
jamie.clegg@comtech.com

Jed Repko / Aura Reinhard
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449